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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2003

                        WilTel Communications Group, Inc.
             (Exact name of registrant as specified in its charter)

    Nevada                       000-50040                      01-0744785
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

 One Technology Center, Tulsa, Oklahoma                            74103
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 918-547-6000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

         On August 21, 2003, Leucadia National Corporation ("Leucadia") and WilTel Communications Group, Inc. ("WilTel") issued a joint press release announcing board approval and execution of an Agreement and Plan of Merger providing for the merger of a subsidiary of Leucadia into WilTel, with WilTel as the surviving corporation.

         Under the terms of the merger agreement, Leucadia will first commence an exchange offer in which tendering WilTel stockholders will receive 0.4242 of a Leucadia common share and one contingent sale right for each share of WilTel common stock tendered in the offer. The exchange offer, if consummated, will be followed by a back-end merger for the same consideration as offered in the exchange offer. In general, the contingent sale rights give WilTel stockholders the opportunity to receive additional Leucadia common shares if Leucadia sells substantially all of WilTel's assets or outstanding shares of capital stock prior to October 15, 2004 (which Leucadia has no plans to do) and the net proceeds from such sale exceeds the valuation in this transaction accorded to WilTel's equity.

         Consummation of the transaction is subject to the condition that there be validly tendered (and not withdrawn) at least a majority of the shares of WilTel's outstanding common stock not owned by Leucadia, receipt of certain regulatory approvals and other customary conditions. A copy of the Agreement and Plan of Merger and the press release are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of August 21, 2003, among Leucadia National Corporation, Wrangler Acquisition Corp. and WilTel Communications Group, Inc.

99.1 Press release of Leucadia National Corporation and WilTel Communications Group, Inc. dated August 21, 2003.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WILTEL COMMUNICATIONS GROUP, INC.

Date: August 25, 2003             /s/ CANDICE L. CHEESEMAN
                                  ----------------------------------------------
                                  Name: Candice L. Cheeseman
                                  Title: General Counsel and Corporate Secretary

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                                Index to Exhibits

 Exhibit
  Number                                 Description
------------      ------------------------------------------------------------
Exhibit 2.1       Agreement and Plan of Merger, dated as of August 21, 2003, among Leucadia National Corporation, Wrangler Acquisition
                  Corp. and WilTel Communications Group, Inc.

Exhibit 99.1 Press release of Leucadia National Corporation and WilTel Communications Group, Inc. dated August 21, 2003.